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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JULY 23, 2003


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

             TEXAS                        1-12833                75-2669310
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)

                        ENERGY PLAZA, 1601 BRYAN STREET,
                            DALLAS, TEXAS 75201-3411
          (Address of principal executive offices, including zip code)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-4600



                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)

             TEXAS                        1-11668                75-1837355
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)

                        ENERGY PLAZA, 1601 BRYAN STREET,
                            DALLAS, TEXAS 75201-3411
          (Address of principal executive offices, including zip code)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-4600


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.


On July 23, 2003, TXU Corp. announced that its subsidiary, TXU Energy Company LLC, which is also a subsidiary of TXU US Holdings Company, had filed a request with the Public Utility Commission of Texas to raise the electricity prices for its Price To Beat customers by 3.7%. A copy of the press release is attached hereto as Exhibit 99(a) and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99(a) TXU Corp.'s Press Release, dated July 23, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                          TXU CORP.


                                          By:      /s/ David H. Anderson
                                               ---------------------------------
                                               Name:   David H. Anderson
                                               Title:  Controller and Principal
                                                       Accounting Officer
Date:  July 25, 2003


                                          TXU US HOLDINGS COMPANY


                                          By:      /s/ David H. Anderson
                                               ---------------------------------
                                               Name:   David H. Anderson
                                               Title:  Controller and Principal
                                                       Accounting Officer
Date:  July 25, 2003


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                                  EXHIBIT INDEX


     Exhibit              Description
     -------              -----------

     99.1                 TXU Corp.'s Press Release, dated July 23, 2003.